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                                    Bramwell
                                     Funds

                                Quarterly Report
                                 March 31, 2003

                              BRAMWELL GROWTH FUND
                              BRAMWELL FOCUS FUND



                            "FOCUSED ON THE FUTURE,
                              GUIDED BY THE PAST"

                            The Bramwell Funds, Inc.
                                 1-800-BRAMCAP
                                 1-800-272-6227
                             WWW.BRAMWELLFUNDS.COM

DEAR FELLOW SHAREHOLDERS:

                                    (PHOTO)
                           ELIZABETH R. BRAMWELL, CFA
                                 PRESIDENT AND
                            CHIEF INVESTMENT OFFICER

INVESTMENT RESULTS - QUARTER ENDED MARCH 31, 2003
The BRAMWELL GROWTH and FOCUS FUNDS both appreciated in the quarter while the overall market averages declined. The Growth Fund increased 0.12% to $16.12 net asset value per share and the Focus Fund rose 1.18% to $7.73 net asset value per share compared to a decline of (3.15)% for the S&P 500/R Stock Index. For the twelve months ended March 31, 2003, the Growth Fund declined (21.48)% and the Focus Fund declined (18.72)% compared to a decline of (24.76)% for the S&P 500/R Stock Index. The Lipper Multi-Cap Growth Funds Index, which is both Funds' Lipper category, fell (27.90)% over the same twelve months. See tables for additional historical comparisons.

The GROWTH and FOCUS FUNDS both received 5-STAR OVERALL MORNINGSTAR RATINGS/TM (5 stars) in the U.S.-domiciled Large Growth category as of March 31, 2003. They both also received 5 stars for the 3-year period in a peer group of 846 Large Growth funds, and the Growth Fund received 5 stars for the 5-year period when rated against 560 Large Growth funds. The Focus Fund celebrated its Third Birthday on October 31, 2002. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating/TM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, placing more emphasis on downward variations and rewarding consistent performance.(a)

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LIPPER LEADER | CONSISTENT RETURN

The GROWTH and FOCUS FUNDS were both designated LIPPER LEADERS FOR CONSISTENT RETURN among 242 Multi-Cap Growth funds for the three-year period ended March 31, 2003. Lipper Leader for Consistent Return ratings reflect the degree of a fund's historical success in achieving superior risk-adjusted returns, adjusted for volatility, relative to peers for the past three years. The ratings are subject to change every month. The top 20% are named Lipper Leaders for Consistent Return.(b)

COMMENTARY

The economy, which had shown moderate signs of future recovery, stalled in mid-quarter as prospective war with Iraq drew near and economic and political uncertainty increased. Hiring and investment spending went on hold. On the positive side, general inflation and interest rates remained low.

Both portfolios benefited from gains in the pharmaceutical, orthopedic medical device, healthcare services, and electronics industries. They also benefited comparatively from low exposure to financial services. Weightings may vary, given that the Focus Fund invests in a limited universe of 20-30 stocks. Specific stocks that did well for the

--------------------------------------------------------------------------------

(a) The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating/TM for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating/TM metrics. Morningstar ratings are proprietary and are not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. /C 2002 Morningstar, Inc. All Rights Reserved.

(b) Lipper Leader ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of the information. More information is available at www.lipperleaders.com. Lipper Leader ratings copyright 2001, Reuters. All Rights Reserved.

Growth Fund included Amgen, UnitedHealth, Lowe's, Starbucks and Wellpoint. Specific stocks that did well for the Focus Fund were Amgen, Linear Technology, Applebees, Analog Devices and UnitedHealth. Industries that underperformed for both Funds were information processing software and services, namely Microsoft and Affiliated Computer Services, respectively.

OUTLOOK

With Saddam Hussein removed from power and Operation Iraqi Freedom restoring order and setting the stage for representative government, geopolitical worries should subside and the potential for an upward move in the equity markets should increase. Operating leverage is significant, given substantial cost reduction in the last few years, and financial deleveraging at lower interest rates can further enhance earnings. Also, P/E ratios can rebound from levels compressed by war concerns. Our portfolios are selling below parity with forward 19% growth based on 2004 estimates which has historically been an attractive metric. In terms of valuation, the S&P 500/R Stock Index is yielding close to 2% which is substantially higher than the 1.2% return on the U.S. 3-Month T-Bill, and the reciprocal of the 4% yield on the U.S. 10-Year Note is 25, which suggests an unusually high risk premium over the 15 P/E ratio for the S&P 500/R Stock Index based on 2004 estimated earnings.

We expect the economy to recover modestly in the second half of 2003, improve further in 2004 and improve significantly in 2005. Our investment focus continues to be on companies that emphasize innovation, research and development and that are positioned to gain market share. We look for companies that are in front of favorable demographic trends, e.g., healthcare, and that are in front of technology upgrades and capital spending. As we move out in time from the extraordinary technology buildup leading up to the Millennium, we expect the replacement cycle to become more significant, e.g., for personal computers, newer models have greater self-diagnosing and self-healing features and are more likely to meet the desire for portability. New products that can also stimulate demand include wireless phones enhanced with color screens, cameras and data transmission capabilities, as well as flat screen TVs, PDAs, digital photography, electronic games and electronic navigational systems.

The market anticipates some six months in advance and our goal is to position the portfolios optimally for the future. We try to use market and specific stock volatility advantageously to make investments at more attractive valuations and thereby improve investment returns.

FUND INVESTMENT

Daily Net Asset Values (NAVs), as well as further information such as portfolio holdings and historic performance, may be obtained from our Web site, WWW.BRAMWELLFUNDS.COM. Daily Net Asset Values (NAVs) of both Funds are also available each evening after 6:00 p.m. (EST) by calling 1-800-BRAMCAP (1-800-272-6227). Please also call this number if you need assistance or additional information. The NASDAQ symbol for the Focus Fund is BRFOX and for the Growth Fund is BRGRX.

Sincerely,


/s/ Elizabeth R. Bramwell

Elizabeth R. Bramwell, CFA
President and Chief Investment Officer

April 21, 2003

The outlook and opinions expressed above represent the views of the investment adviser as of April 21, 2003 and are subject to change as market and economic events unfold.

                              BRAMWELL GROWTH FUND
                                 MARCH 31, 2003

The BRAMWELL GROWTH FUND is a no-load, diversified fund that generally invests in a portfolio of 60-90 stocks of companies that the Adviser believes have above average growth potential.

                            MAJOR INDUSTRY HOLDINGS
--------------------------------------------------------------------------------
          Retailing                                              14.3%
          Healthcare Services                                    12.5
          Healthcare Products                                    10.9
          Electronics                                             8.8
          Industrial Products                                     6.4
          Restaurants                                             6.2
          Information Processing Equipment                        5.8
          Energy                                                  4.6
          Information Processing Services                         4.4
          Consumer Products                                       3.9
                                                                 -----
          Total                                                  77.8%

                             MAJOR EQUITY HOLDINGS
--------------------------------------------------------------------------------
          UnitedHealth Group                                      3.1%
          Cardinal Health                                         3.0
          Wal-Mart                                                3.0
          Kohl's                                                  3.0
          Dell Computer                                           2.9
          Lowe's                                                  2.9
          Affiliated Computer                                     2.9
          Anthem                                                  2.9
          IBM                                                     2.8
          Microsoft                                               2.8
                                                                 -----
          Total                                                  29.3%

                         COMPARATIVE INVESTMENT RETURNS
                                   (3/31/03)
--------------------------------------------------------------------------------
           March                    One        Three         Five       Since
             Q          YTD         Year       Years        Years     Inception*
--------------------------------------------------------------------------------
GROWTH
FUND        0.12%       0.12%     (21.48)%     (14.79)%     (0.76)%      9.89%
S&P
500/R
Stock
Index      (3.15)      (3.15)     (24.76)      (16.09)      (3.77)       9.26

*From August 1, 1994.

                              BRAMWELL FOCUS FUND
                                 MARCH 31, 2003

The BRAMWELL FOCUS FUND is a no-load, non-diversified fund with a concentrated portfolio, normally comprised of 20 to 30 securities, that invests primarily in common stocks of companies that the Adviser believes have above average growth potential. Because of its concentra tion, the Focus Fund should be regarded as a more aggressive portfolio in that the price movement of a single stock may have a greater positive or negative effect on overall portfolio performance.

                            MAJOR INDUSTRY HOLDINGS
--------------------------------------------------------------------------------
          Healthcare Services                                    14.5%
          Healthcare Products                                    12.5
          Retailing                                              12.4
          Information Processing Equipment                        9.7
          Information Processing Services                         8.5
                                                                ------
          Total                                                  57.6%

                             MAJOR EQUITY HOLDINGS
--------------------------------------------------------------------------------
          Dell Computer                                           5.1%
          Kohl's                                                  4.9
          IBM                                                     4.5
          Affiliated Computer                                     4.5
          QUALCOMM                                                4.2
                                                                ------
          Total                                                  23.2%

                    COMPARATIVE INVESTMENT RETURNS (3/31/03)

                       March                    One         Three       Since
                         Q          YTD         Year        Years     Inception*
--------------------------------------------------------------------------------
FOCUS FUND              1.18%       1.18%      (18.72)%    (14.92)%     (7.05)%
S&P 500/R
Stock Index            (3.15)      (3.15)%     (24.76)     (16.09)     (11.74)

*From October 31, 1999.

The annual expense ratios for both Funds are contractually capped at 1.75% by their adviser through June 30, 2004, after which time, the expense limitations may be terminated or revised. The agreement to cap the expense ratio of the Growth Fund favorably affected performance through June 30, 1997 and has favorably affected the performance of the Focus Fund since inception.

Returns for the Funds include the reinvestment of all dividends and are net of expenses. Returns for periods greater than one year are compound average annual rates of return. Past performance is not predictive of future results. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

The S&P 500/R Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large-market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

                              BRAMWELL GROWTH FUND
              PORTFOLIO OF INVESTMENTS - MARCH 31, 2003 (UNAUDITED)

                                                   SHARES          MARKET VALUE
                                                 ---------        --------------

COMMON STOCKS - 92.77%

AEROSPACE - 0.57%
Lockheed Martin Corp.                              25,000          $1,188,750
                                                                  -----------
COMMUNICATIONS - 1.47%
QUALCOMM, Inc.                                     85,000           3,065,100
                                                                  -----------
CONSUMER PRODUCTS - 3.92%
Avery Dennison Corp.                               27,500           1,613,425
Career Education Corp.*                            30,000           1,467,600
Colgate-Palmolive Co.                              60,000           3,266,400
Weight Watchers International, Inc.*               40,000           1,842,000
                                                                  -----------
                                                                    8,189,425
                                                                  -----------
ELECTRONICS - 8.78%
Analog Devices, Inc.*                              85,000           2,337,500
Applied Materials, Inc.*                          110,000           1,383,800
Intel Corp.                                       220,000           3,581,600
KLA-Tencor Corp.*                                  57,000           2,048,694
Linear Technology Corp.                            75,000           2,315,250
Maxim Integrated Products, Inc.                    65,000           2,347,800
MKS Instruments, Inc.*                             50,000             625,000
Novellus Systems, Inc.*                            50,000           1,363,500
Texas Instruments, Inc.                           142,500           2,332,725
                                                                  -----------
                                                                   18,335,869
                                                                  -----------
ENERGY - 4.59%
ExxonMobil Corp.                                  100,000           3,495,000
GlobalSantaFe Corp.                                70,000           1,445,500
Nabors Industries, Inc.*                           35,000           1,395,450
Patterson-UTI Energy, Inc.*                        63,200           2,045,152
Pogo Producing Co.                                 30,000           1,193,100
                                                                  -----------
                                                                    9,574,202
                                                                  -----------
FINANCIAL SERVICES - 3.63%
American International Group, Inc.                 27,500           1,359,875
Fifth Third Bancorp                                47,500           2,381,650
Wells Fargo & Co.                                  85,000           3,824,150
                                                                  -----------
                                                                    7,565,675
                                                                  -----------
HEALTHCARE - HOSPITALS - 2.89%
HCA, Inc.                                         100,000           4,136,000
Health Management Associates, Inc.                100,000           1,900,000
                                                                  -----------
                                                                    6,036,000
                                                                  -----------


                                                   SHARES          MARKET VALUE
                                                 ---------        --------------

HEALTHCARE PRODUCTS - 10.94%
Amgen, Inc.*                                       95,000        $  5,467,250
Biomet, Inc.                                       60,000           1,839,000
Johnson & Johnson                                  70,000           4,050,900
Medtronic, Inc.                                   110,000           4,963,200
Pfizer, Inc.                                       70,000           2,181,200
Stryker Corp.                                      35,000           2,402,750
Zimmer Holdings, Inc.*                             40,000           1,945,200
                                                                  -----------
                                                                   22,849,500
                                                                  -----------
HEALTHCARE SERVICES - 12.50%
Anthem, Inc.*                                      90,000           5,962,500
Cardinal Health, Inc.                             110,000           6,266,700
Stericycle, Inc.*                                  45,000           1,691,550
UnitedHealth Group, Inc.                           70,000           6,416,900
WellPoint Health Networks, Inc.*                   75,000           5,756,250
                                                                  -----------
                                                                   26,093,900
                                                                  -----------
INDUSTRIAL PRODUCTS - 6.44%
3M                                                 40,600           5,279,218
General Electric Co.                              135,000           3,442,500
Illinois Tool Works, Inc.                          35,000           2,035,250
Molex, Inc., Class A                              146,981           2,702,981
                                                                  -----------
                                                                   13,459,949
                                                                  -----------
INFORMATION PROCESSING
  EQUIPMENT - 5.76%
Dell Computer Corp.*                              225,000           6,144,750
International Business
   Machines Corp.                                  75,000           5,882,250
                                                                  -----------
                                                                   12,027,000
                                                                  -----------
INFORMATION PROCESSING
  SERVICES - 4.43%
Affiliated Computer Services, Inc.*               135,000           5,975,100
Hewitt Associates, Inc.*                           45,000           1,323,000
Unisys Corp.*                                     210,000           1,944,600
                                                                  -----------
                                                                    9,242,700
                                                                  -----------
INFORMATION PROCESSING
  SOFTWARE - 2.78%
Microsoft Corp.                                   240,000           5,810,400
                                                                  -----------

                                                   SHARES          MARKET VALUE
                                                 ---------        --------------

RESTAURANTS - 6.19%
Applebee's International, Inc.                     85,000      $    2,383,400
Brinker International, Inc.*                       85,000           2,592,500
Cheesecake Factory, Inc.*                          95,250           3,073,717
Starbucks Corp.*                                   90,000           2,318,400
SYSCO Corp.                                       100,000           2,544,000
                                                                  -----------
                                                                   12,912,017
                                                                  -----------
RETAILING - 14.29%
Family Dollar Stores, Inc.                         50,000           1,544,000
Kohl's Corp.*                                     110,000           6,223,800
Lowe's Companies, Inc.                            150,000           6,123,000
Pier 1 Imports, Inc.                              100,000           1,586,000
Tiffany & Co.                                     100,000           2,500,000
Wal-Mart Stores, Inc.                             120,000           6,243,600
Walgreen Co.                                      190,000           5,601,200
                                                                  -----------
                                                                   29,821,600
                                                                  -----------
TRANSPORTATION - 3.59%
FedEx Corp.                                        60,000           3,304,200
Union Pacific Corp.                                40,000           2,200,000
United Parcel Service, Inc.                        35,000           1,995,000
                                                                  -----------
                                                                    7,499,200
                                                                  -----------
TOTAL COMMON STOCKS
(Cost $173,556,728)                                               193,671,287
                                                                  -----------

                                                 PRINCIPAL
                                                   AMOUNT          MARKET VALUE
                                                 ---------        --------------

SHORT-TERM INVESTMENTS - 7.35%
COMMERCIAL PAPER - 4.72%
American Express Credit Corp.,
   1.26%, Due 4/1/03                           $6,000,000          $6,000,000
GE Capital Credit Corp.,
   1.17%, Due 4/1/03                            3,857,000           3,857,000
                                                                  -----------
                                                                    9,857,000
                                                                  -----------
VARIABLE RATE
  DEMAND NOTES - 2.63%
U.S. Bancorp, 1.06%                             5,494,000           5,494,000
                                                                  -----------
TOTAL SHORT-TERM INVESTMENTS
(Cost $15,351,000)                                                 15,351,000
                                                                  -----------
TOTAL INVESTMENTS - 100.12%
(Cost $188,907,728)                                               209,022,287
LIABILITIES LESS OTHER ASSETS - (0.12)%                              (259,244)
                                                                  -----------
NET ASSETS - 100.00%
(12,951,577 shares outstanding)                                  $208,763,043
                                                                 ============
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                             $16.12
                                                                 ============
* Non-income producing security

                              BRAMWELL FOCUS FUND

              PORTFOLIO OF INVESTMENTS - MARCH 31, 2003 (UNAUDITED)

                                                   SHARES          MARKET VALUE
                                                 ---------        --------------

COMMON STOCKS - 89.41%

COMMUNICATIONS - 4.18%
QUALCOMM, Inc.                                      8,000            $288,480
                                                                  -----------

ELECTRONICS - 7.78%
Analog Devices, Inc.*                               7,000             192,500
Intel Corp.                                         6,000              97,680
Linear Technology Corp.                             8,000             246,960
                                                                  -----------
                                                                      537,140
                                                                  -----------
ENERGY - 5.69%
Patterson-UTI Energy, Inc.*                         6,000             194,160
Pogo Producing Co.                                  5,000             198,850
                                                                  -----------
                                                                      393,010
                                                                  -----------
HEALTHCARE - HOSPITALS - 5.75%
HCA, Inc.                                           5,000             206,800
Health Management Associates, Inc.                 10,000             190,000
                                                                  -----------
                                                                      396,800
                                                                  -----------
HEALTHCARE PRODUCTS - 12.48%
Amgen, Inc.*                                        5,000             287,750
Medtronic, Inc.                                     6,000             270,720
Stryker Corp.                                       3,000             205,950
Zimmer Holdings, Inc.*                              2,000              97,260
                                                                  -----------
                                                                      861,680
                                                                  -----------
HEALTHCARE SERVICES - 14.46%
Anthem, Inc.*                                       4,000             265,000
Cardinal Health, Inc.                               4,000             227,880
UnitedHealth Group, Inc.                            3,000             275,010
WellPoint Health Networks, Inc.*                    3,000             230,250
                                                                  -----------
                                                                      998,140
                                                                  -----------
INDUSTRIAL PRODUCTS - 1.88%
3M                                                  1,000             130,030
                                                                  -----------
INFORMATION PROCESSING
  EQUIPMENT - 9.69%
Dell Computer Corp.*                               13,000             355,030
International Business Machines Corp.               4,000             313,720
                                                                  -----------
                                                                      668,750
                                                                  -----------
INFORMATION PROCESSING
  SERVICES - 8.51%
Affiliated Computer Services, Inc.*                 7,000             309,820
Unisys Corp.*                                      30,000             277,800
                                                                  -----------
                                                                      587,620
                                                                  -----------
INFORMATION PROCESSING
  SOFTWARE - 2.46%
Microsoft Corp.                                     7,000             169,470
                                                                  -----------

                                                   SHARES          MARKET VALUE
                                                 ---------        --------------

RESTAURANTS - 4.17%
Applebee's International, Inc.                      7,000         $   196,280
Brinker International, Inc.*                        3,000              91,500
                                                                  -----------
                                                                      287,780
                                                                  -----------
RETAILING- 12.36%
Kohl's Corp.*                                       6,000             339,480
Pier 1 Imports, Inc.                               10,000             158,600
Wal-Mart Stores, Inc.                               4,000             208,120
Walgreen Co.                                        5,000             147,400
                                                                  -----------
                                                                      853,600
                                                                  -----------
TOTAL COMMON STOCKS
(Cost $6,064,700)                                                   6,172,500
                                                                  -----------

                                                 PRINCIPAL
                                                  AMOUNT
                                                ----------
SHORT-TERM INVESTMENTS - 7.16%
COMMERCIAL PAPER - 3.39%
American Express Credit Corp.,
   1.26%, Due 4/1/03                             $132,000             132,000
GE Capital Credit Corp.,
   1.17%, Due 4/1/03                              102,000             102,000
                                                                  -----------
                                                                      234,000
                                                                  -----------
VARIABLE RATE
  DEMAND NOTES - 3.77%
U.S. Bancorp, 1.06%                               260,000             260,000
                                                                  -----------
TOTAL SHORT-TERM INVESTMENTS
(Cost $494,000)                                                       494,000
                                                                  -----------
TOTAL INVESTMENTS - 96.57%
(Cost $6,558,700)                                                   6,666,500
OTHER ASSETS LESS LIABILITIES - 3.43%                                 236,980
                                                                  -----------
NET ASSETS - 100.00%
(893,621 shares outstanding)                                       $6,903,480
                                                                  ===========
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                              $7.73
                                                                  ===========
* Non-income producing security

                                     (LOGO)
                                    Bramwell
                                     Funds

                               BOARD OF DIRECTORS

                           ELIZABETH R. BRAMWELL, CFA
               President, Chief Investment and Financial Officer
                            The Bramwell Funds, Inc.

                             CHARLES L. BOOTH, JR.
                      Former Executive Vice President and
                            Chief Investment Officer
                           The Bank of New York, Inc.

                                GEORGE F. KEANE
                               President Emeritus
                                The Common Fund

                                JAMES C. SARGENT
                              Former Commissioner
                        Securities & Exchange Commission

                             MARTHA R. SEGER, PH.D.
                                Former Governor
                             Federal Reserve Board

                                     (LOGO)
                                    Bramwell
                                     Funds

                         1-800-BRAMCAP (1-800-272-6227)
                             WWW.BRAMWELLFUNDS.COM

                                    OFFICERS
                           ELIZABETH R. BRAMWELL, CFA
                          President, Chief Investment
                             and Financial Officer

                               DONALD G. ALLISON
                            Secretary and Treasurer

                              MARGARET A. BANCROFT
                              Assistant Secretary

                               INVESTMENT ADVISER
                       Bramwell Capital Management, Inc.

                                 ADMINISTRATOR
                            UMB Fund Services, Inc.

                                    COUNSEL
                                  Dechert LLP

                             INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS
                           PricewaterhouseCoopers LLP

                                   CUSTODIAN
                                  U.S. Bancorp

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. Bancorp Fund Services, LLC

--------------------------------------------------------------------------------

     This financial statement is submitted for the general information of the shareholders of the Bramwell Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                                                                     BR-412-0403